Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made and entered into as of February 6, 2025 (the “Agreement Date”), by and among Globus Medical, Inc., a Delaware corporation (“Parent”), Nevro Corp., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company (each, a “Stockholder” and, collectively, the “Stockholders”). Each of Parent, the Company and the Stockholders are sometimes referred to as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

A. Simultaneously with the execution and delivery of this Agreement, Parent, the Company and Palmer Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

B. As of the date hereof, the Stockholders are the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the shares of the Company’s common stock, par value $0.001, described on Exhibit A (the “Owned Shares”, and the Owned Shares together with any additional shares of the Company’s common stock that the Stockholders may acquire record and/or beneficial ownership of after the Agreement Date, the “Covered Shares”).

C. As a condition and inducement to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Stockholders enter into this Agreement with respect to the Covered Shares, and the Stockholders (solely in each such Stockholder’s capacity as a holder of the Owned Shares), desire to enter into this Agreement to induce Parent to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Agreement to Vote the Covered Shares.

(a) Voting Agreement. During the term of this Agreement, each Stockholder shall vote or cause to be voted all of such Stockholder’s Covered Shares, at every meeting of the stockholders of the Company and at every adjournment or postponement thereof: (i) in favor of (A) the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated thereby and (B) any proposal to adjourn or postpone such meeting of the stockholders of the Company to a later date if there are not sufficient votes to approve the Merger; and (ii) against (A) any Acquisition Proposal or Acquisition Transaction; and (B) any action, proposal, transaction or agreement that could reasonably be expected to prevent, materially delay or materially adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

(b) Quorum. During the term of this Agreement, at every meeting of the Company’s stockholders (and at every adjournment or postponement thereof), the Stockholders shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.

(c) Irrevocable Proxy. Each Stockholder hereby appoints the Company and any designee of the Company, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), as its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Covered Shares in accordance with Section 1(a). This proxy and power of attorney is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by such Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by such Stockholder with respect to the Covered Shares. The power of attorney granted by such Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

2. No Voting Trusts or Other Arrangement. Each Stockholder agrees that, during the term of this Agreement, such Stockholder will not, and will not permit any Person under such Stockholder’s control to, deposit any of the Covered Shares in a voting trust, grant any proxies with respect to the Covered Shares (except as contemplated hereunder), or subject any of the Covered Shares to any arrangement with respect to the voting of the Covered Shares. Each Stockholder hereby revokes any and all previous proxies and powers of attorney with respect to the Covered Shares.

3. Transfer and Encumbrance. During the term of this Agreement, each Stockholder agrees not to directly or indirectly transfer (including by operation of law), sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of such Stockholder’s Covered Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of any of such Stockholder’s Covered Shares or such Stockholder’s voting or economic interest therein other than (a) to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or otherwise for estate planning purposes, (b) by will or under the laws of intestacy upon the death of such Stockholder or (c) pursuant to a qualified domestic order; provided, however, that in each such case the Transfer shall be permitted only if the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

4. Waiver of Appraisal and Dissenters’ Rights. To the fullest extent permitted by applicable law, the Stockholders hereby irrevocably and unconditionally waive, and agree not to assert or perfect, any rights of appraisal or rights to dissent in connection with the Merger that the Stockholders may have by virtue of ownership of the Covered Shares.

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5. Termination. This Agreement shall automatically terminate, without any notice or other action by any Person, upon the first to occur of: (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) receipt of the Stockholder Approval, (d) any modification or amendment to the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the Stockholders pursuant to the Merger Agreement as in effect on the date hereof and (e) the mutual written consent of all of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, that nothing in this Section shall relieve any party of liability for any willful breach of this Agreement occurring prior to termination.

6. No Solicitation. During the term of this Agreement, the Stockholders will not, and will not knowingly permit any Person under such Stockholders’ control to, take any action that the Company is prohibited from taking pursuant to Section 5.2(a) of the Merger Agreement.

7. Further Assurances. During the term of this Agreement, the Stockholders agree, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as Parent may reasonably request to consummate and make effective the transactions contemplated by this Agreement.

8. Specific Performance. The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and agree that in the event of any breach or threatened breach by any Party (or Parties) of any of such Party’s (or Parties’) covenants or obligations set forth in this Agreement, the non-breaching Parties, in addition to any other remedy to which they are entitled to under law or equity, will be entitled to seek an injunction or injunctions to prevent or restrain breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Any Party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such Party may be entitled.

9. Other Miscellaneous Provisions. The following provisions of the Merger Agreement shall apply mutatis mutandis to this Agreement: Section 9.9 (Governing Law), Section 9.10 (Consent to Jurisdiction), Section 9.11 (Waiver of Jury Trial), and Section 9.14 (Counterparts).

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

PARENT:
Globus Medical Inc.

By:	/s/ David C. Paul
Name:	David C. Paul
Title:	Executive Chairman

COMPANY:
Nevro Corp.

By:	/s/ Roderick H. MacLeod
Name:	Roderick H. MacLeod
Title:	Chief Financial Officer

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Christofer Christoforou
Christofer Christoforou

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Michael DeMane
Michael DeMane

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ D. Keith Grossman
D. Keith Grossman

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Kirt Karros
Kirt Karros

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Sri Kosaraju
Sri Kosaraju

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Roderick H. MacLeod
Roderick H. MacLeod

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Shawn T. McCormick
Shawn T. McCormick

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Kevin O’Boyle
Kevin O’Boyle

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Karen N. Prange
Karen N. Prange

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Kashif Rashid
Kashif Rashid

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Susan E. Siegel
Susan E. Siegel

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Greg Siller
Greg Siller

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Kevin Thornal
Kevin Thornal

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Elizabeth Weatherman
Elizabeth Weatherman

[Signature Page to Voting and Support Agreement]